Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare Mid Cap Growth Fund

Supplement dated December 18, 2015 to the

Prospectus and Statement of Additional Information, each dated May 1, 2015, as supplemented October 19, 2015

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare Mid Cap Growth Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2015, as supplemented October 19, 2015.

Effective January 1, 2016, the Fund will reopen to new investors.

Effective January 1, 2016, the Prospectus is hereby amended as follows:

With respect to the sub-section “Buying and Selling Fund Shares” in the section “Summary of the Funds” for the Fund, the first paragraph is hereby deleted in its entirety.

With respect to the sub-section “Fund Closure” in the section “Additional Information About the Funds – Other Important Information About the Funds and Their Investment Strategies and Risks”, the first sentence is hereby revised to remove the reference to the Fund and the heading “AMG TimesSquare Mid Cap Growth Fund” and the subsequent paragraph are hereby deleted in their entirety.

With respect to the sub-section “Investment Minimums” in the section “Shareholder Guide – How to Buy or Sell Shares”, the first sentence is hereby revised to remove the reference to the Fund.

Effective January 1, 2016, the Statement of Additional Information is hereby amended as follows:

With respect to the section “General Information,” the last sentence of the third paragraph is hereby deleted in its entirety.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST316